HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
March 31, 2010

Supplement to the Prospectuses and Statement of Additional Information (“SAI”)
dated April 30, 2009, as supplemented

The following information supplements the section titled “Investment Sub-Advisors to the Underlying Funds” on the inside front cover of the prospectus.

Phineus Partners LP
Tiburon Capital Management LLC

Addition of Sub-Advisors

Effective immediately, the Board of Trustees has appointed Phineus Partners LP (“Phineus”) and Tiburon Capital Management LLC (“Tiburon”), each as a sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets.  The appointments of Phineus and Tiburon do not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 34-40 describing the sub-advisors to the Funds is hereby amended to add the following:

Phineus Partners LP

The Advisor has entered into a sub-advisory agreement with Phineus Partners LP (“Phineus”), to manage a portion of the Long/Short Equity Portfolio.  Phineus is located at 251 Post Street, Suite 500, San Francisco, CA 94103, and is a registered investment advisor.  Phineus provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

Tiburon Capital Management LLC

The Advisor has entered into a sub-advisory agreement with Tiburon Capital Management (“Tiburon”), to manage a portion of the Event Driven Portfolio.  Tiburon is located at 527 Madison Avenue, 6th Floor, New York, NY 10022, and is a registered investment advisor.  Tiburon provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

Please retain this Supplement with your
Prospectus for future reference.